Supplement to the Current Prospectus

MFS(R) Floating Rate High Income Fund

The Board of Trustees of the MFS Floating Rate High Income Fund ("Floating Rate High Income Fund") has approved the proposed reorganization of the Floating Rate High Income Fund into the MFS High Income Fund ("High Income Fund"). The proposed transaction is still subject to approval by the shareholders of the Floating Rate High Income Fund at a shareholders' meeting expected to be held in July 2009. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Floating Rate High Income Fund's assets and liabilities would be transferred to the High Income Fund in return for shares of the High Income Fund with equal total net asset value as of the valuation date. These High Income Fund shares would be distributed pro rata to shareholders of the Floating Rate High Income Fund in exchange for their Floating Rate High Income Fund shares. Current Floating Rate High Income Fund shareholders would thus become shareholders of the High Income Fund and receive shares of the High Income Fund with a total net asset value equal to that of their shares of the Floating Rate High Income Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Floating Rate High Income Fund and its shareholders, as well as to the High Income Fund and its shareholders.

The investment objective of the High Income Fund is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

MFS (Massachusetts Financial Services Company, the High Income Fund's investment adviser) normally invests at least 80% of the fund's net assets in high income debt instruments. MFS may invest the High Income Fund's assets in other types of debt instruments, including up to 100% of the fund's assets in lower quality debt instruments, and may also invest the fund's assets in foreign securities.

A full description of the High Income Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the Floating Rate High Income Fund on or about May 22, 2009.
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In light of the proposed transaction, sales of Floating Rate High Income Fund shares and exchanges into this fund are expected to be suspended on or about July 17, 2009.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the High Income Fund, nor is it a solicitation of any proxy. For more information regarding the High Income Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


             The date of this supplement is February 26, 2009.